EXECUTION VERSION

JOINDER AND FIRST AMENDMENT TO GUARANTY

THIS JOINDER AND FIRST AMENDMENT TO GUARANTY (this "Joinder") is made as of this 28th day of September, 2017 by and among **ADCARE HEALTH SYSTEMS, INC.**, a Georgia corporation ("AdCare"), **REGIONAL HEALTH PROPERTIES, INC.**, a Georgia corporation ("RHP"); AdCare and RHP shall be referred to herein individually each as a "Guarantor" and collectively as "Guarantors"), and **CONGRESSIONAL BANK**, a Maryland chartered commercial bank ("Lender").

RECITALS:

A. Pursuant to the terms and conditions of that certain Loan and Security Agreement dated as of September 27, 2013, as amended by that certain First Amendment to Loan and Security Agreement, Consent and Release dated December 31, 2015, as further amended by that certain Second Amendment to Loan and Security Agreement dated as of September 19, 2016, as further amended by that certain Third Amendment to Loan and Security Agreement dated as of May 12, 2017, and as further amended by that certain Fourth Amendment to Loan and Security Agreement dated as of August 10, 2017 (as may be further amended, restated or replaced from time to time, the "Loan Agreement") between QC Property Holdings, LLC, a Georgia limited liability company ("Borrower") and Lender, Lender has extended to Borrower a loan in the original principal amount of Five Million and no/100 Dollars ($5,000,000.00) (the "Loan").

B. The Loan is evidenced by that certain promissory note dated as of September 27, 2013, as amended by that certain First Amendment to Promissory Note dated as of September 19, 2016, made payable by Borrower to the order of Lender in the maximum principal amount of the Loan (as amended and/or restated from time to time, the "Note").

C. Borrower's obligations under the Loan Agreement are guaranteed by AdCare under that certain Guaranty dated as of September 27, 2013, in favor of Lender (as the same may be amended, modified, reaffirmed or supplemented from time to time, the "Guaranty"). All capitalized terms used but not defined in this Joinder shall have the meanings ascribed to them in the Guaranty.

D. Pursuant to that certain Agreement and Plan of Merger by and among AdCare and RHP, dated as of July 7, 2017 (the "Merger Agreement"), AdCare has advised Lender that it intends to merge with and into RHP and RHP will assume all of AdCare's liabilities as a result of the Merger (as such term is defined in the Merger Agreement).

E. The parties hereto desire to amend the Guaranty as set forth herein to, among other things, add RHP as a guarantor under the Guaranty, the Loan Agreement and all other Loan Documents, subject to the terms and conditions of this Joinder.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Joinder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. **Joinder to Guaranty**. The parties hereto agree that RHP shall from the date hereof and hereafter be deemed a "Guarantor" and a "Credit Party" for all purposes of the Loan Agreement, the Guaranty and all other Loan Documents. Accordingly, RHP hereby agrees to be bound by all of the conditions, covenants, representations, warranties and other agreements set forth in the Guaranty and the other Loan Documents, and hereby agree to promptly execute all further documentation required by Lender to be executed by RHP, consistent with the terms of the Guaranty.

2. **Amendments to Guaranty**. The Guaranty is hereby amended as follows:

2.1. Notice. The notice information in Section 17 of the Guaranty is hereby amended and restated in its entirety as follows:

"To Lender:	Congressional Bank 6701 Democracy Boulevard Suite 400 Bethesda, Maryland 20817 Attn: Healthcare Portfolio Management Email: healthcareservicing@congressionalbank.com
With a copy to:	Congressional Bank 6701 Democracy Boulevard Suite 400 Bethesda, Maryland 20817 Attn: Healthcare Counsel Email: ltisdale@congressionalbank.com
To Guarantors:	Regional Health Properties, Inc. 454 Satellite Boulevard NW Suwanee, Georgia 30024 Attn: Allan Rimland Email: ______________________
With copy to:	Holt Ney Zatoff & Wasserman, LLP 100 Galleria Parkway, Ste. 1800 Atlanta, Georgia 30339 Attn: Ellen W. Smith, Esq. Facsimile: 770-956-1490 Email: esmith@hznw.com"

3. **Consent to Merger**. Notwithstanding anything to the contrary set forth in Section 9 of the Guaranty, and subject to the provisions set forth herein and consummation of the transactions contemplated hereby, Lender does hereby consent to the Merger.

4. **Confirmation of Representations and Warranties**.

4.1. AdCare represents and warrants to Lender, which representations and warranties shall survive the execution and delivery of this Joinder, that: (a) AdCare has full right, power and capacity to enter into, deliver and perform AdCare's obligations under this Joinder and the Guaranty; and (b) the representations and warranties in the Guaranty are true and correct as of the date hereof; and (c) this Joinder constitutes the legal, valid and binding obligation of AdCare, enforceable against AdCare in accordance with its terms, except as limited by applicable bankruptcy, reorganization, insolvency or similar laws affecting the enforcement of creditors' rights generally.

4.2. RHP hereby acknowledges that Lender, in consenting to the Merger and entering into the other agreements set forth in this Joinder, is relying on the following representations and warranties of RHP:

(a) RHP is a corporation, duly organized, validly existing and in good standing under the laws of the State of Georgia. RHP has fully power and authority to enter into this Joinder and to perform all of its duties and obligations under this Joinder and the Guaranty; such execution and performance have been duly authorized by all necessary manager, member and/or shareholder approval.

(b) RHP is not in default and no event has occurred that with the passage of time and/or the giving of notice will constitute a default under any agreement to which RHP is a party, the effect of which will impair performance by RHP of its obligations under this Joinder and the Guaranty. Neither the execution and delivery of this Joinder nor compliance with the terms and provisions hereof or the Guaranty will violate any applicable law, rule, regulation, judgment, decree or order, or will conflict with or result in any breach of the terms, covenants, conditions or provisions of any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind that creates, represents, evidences or provides for any lien, charge or encumbrance upon any of the property or assets of RHP, or any other indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which RHP is a party or to which RHP or the property of RHP may be subject.

(c) There is not any litigation, arbitration, governmental or administrative proceedings, actions, examinations, claims or demand pending, or to the knowledge of RHP, threatened that could adversely affect performance by RHP of its obligations under this Joinder or the Guaranty.

(d) Neither this Joinder, the Guaranty, nor any statement or certification as to facts previously furnished or required herein to be furnished to Lender by RHP contains any material inaccuracy or untruth in any representation, covenant or warranty or omits to state a fact material to this Joinder or the Guaranty.

(e) RHP has received copies of, and has had the opportunity to review, all of the Loan Documents referred to in the Guaranty, and the representations and warranties made in the Loan Agreement with respect to RHP are true and correct as of the date hereof, and

shall remain true and correct at all times hereafter so long as any part of the Payment Obligations shall remain outstanding.

(f) This Joinder creates legal, valid, and binding obligations of Guarantor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium, insolvency, reorganization, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally or by general equitable principles.

5. **Conditions to Effectiveness**. This Joinder shall not become effective until each of the following conditions precedent have been satisfied:

(a) Lender shall have received each agreement, document and instrument set forth on **Exhibit "A"**, all duly executed by all of the parties thereto (to the extent applicable) and all in form and substance satisfactory to the Lender in its sole discretion; and

(b) Lender shall have received from the Borrowers any fees or expenses required to be paid pursuant to Section 6 below including but not limited to a one-time non-refundable documentation fee of $500.00 (the "Documentation Fee"), which Documentation Fee shall be deemed fully earned upon execution of this Joinder.

6. **Fees and Expenses**. In consideration of Lender extending credit under the Loan Agreement and consenting to the Merger and permitting RHP to become a Guarantor under the Guaranty, Borrowers shall be responsible for the payment of the Documentation Fee as well as all reasonable fees and expenses of Lender, and its counsel incurred in connection with the preparation of this Joinder and any related documents.

7. **Reference to the Effect on the Guaranty**. Upon the effectiveness of this Joinder, each reference in the Guaranty to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Guaranty as modified by this Joinder.

8. **Affirmation**. Except as specifically modified pursuant to the terms hereof, the Guaranty, and all other Loan Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Guarantors. Each Guarantor covenants and agrees to comply with all of the terms, covenants and conditions of the Guaranty, as modified hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Lender's part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

9. **No Waiver or Novation**. The execution, delivery and effectiveness of this Joinder shall not, except as expressly provided in this Joinder, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Guaranty, the Loan Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing defaults or Events of Default under the Loan Agreement or other Loan Documents or any of Lender's rights and remedies in respect of such defaults or Events of

Default. This Joinder (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Loan Agreement or any of the other Loan Documents. This Joinder cannot be amended without the prior written consent of Lender.

10. **Loan Document.** The parties acknowledge and agree that this Joinder and all agreements and instruments delivered to Lender in connection herewith, shall each constitute a "Loan Document" under the Loan Agreement and the other Loan Documents.

11. **GOVERNING LAW. THIS JOINDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION.**

12. **JURY WAIVER. EACH PARTY HEREBY (i) EXPRESSLY, KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND (ii) AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES TO THE WAIVER OF THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY.**

13. **Headings**. Section headings in this Joinder are included for convenience of reference only and shall not constitute a part of this Joinder for any other purpose.

14. **Counterparts**. This Joinder may be executed in counterparts, and all counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow Next]

IN WITNESS WHEREOF, the parties have caused this Joinder to be executed as of the date first written above.

ADCARE:

ADCARE HEALTH SYSTEMS, INC.,
a Georgia corporation

By: [signature]
Name: Allan J. Rimland
Title: President and CEO

RHP:

REGIONAL HEALTH PROPERTIES, INC.,
a Georgia corporation

By: [signature]
Name: Allan J. Rimland
Title: President and CEO

LENDER:

CONGRESSIONAL BANK,
a Maryland chartered commercial bank

By: ______________________________
Name: James Peterson
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have caused this Joinder to be executed as of the date first written above.

ADCARE:

ADCARE HEALTH SYSTEMS, INC.,
a Georgia corporation

By: ______________________
Name: ______________________
Title: ______________________

RHP:

REGIONAL HEALTH PROPERTIES, INC.,
a Georgia corporation

By: ______________________
Name: ______________________
Title: ______________________

LENDER:

CONGRESSIONAL BANK,
a Maryland chartered commercial bank

By: ______________________
Name: James Peterson
Title: Authorized Signatory

EXHIBITS

Exhibit "A": Closing Conditions

EXHIBIT "A"

Closing Conditions

1. Executed Officer's Certificate of RHP, Certifying To:

    1.1. Incumbency of Officers and Signatory to Joinder;

    1.2. Certified Copy of Articles of Incorporation;

    1.3. Bylaws;

    1.4. Copy of Authorizing Consent/Resolution Regarding Joinder; and

    1.5. Certificate of Good Standing.

2. Evidence of RHP Tax I.D.

CERTIFICATE

The undersigned hereby certifies that he is the duly elected, qualified and acting Chief Executive Officer and Chief Financial Officer of **REGIONAL HEALTH PROPERTIES, INC.**, a Georgia corporation (the "**Corporation**"), and he further certifies as follows:

1. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia.

2. Attached hereto is a true, correct and complete copy of the Certificate of Incorporation and Articles of Incorporation certified by the Georgia Secretary of State. The said Articles of Incorporation are in full force and effect and have not been modified or amended.

3. Also attached hereto is a true, correct and complete copy of the By-Laws of the Corporation. The said By-Laws are in full force and effect and have not been modified or amended.

4. Also attached hereto is a Certificate of Existence issued by the Georgia Secretary of State on September 15, 2017.

5. Also attached hereto is a true, correct and complete copy of resolutions which were duly adopted by the Directors of the Corporation on September 19, 2017. The said resolutions are in full force and effect and have not been modified, amended, repealed or rescinded.

6. The following are duly elected, qualified and acting officers of the Corporation:

   Allan J. Rimland, President, Chief Executive Officer and Chief Financial Officer

   E. Clinton Cain, Chief Accounting Officer and Controller

   Nicole Parker, Secretary

Dated: September 28, 2017.

[SIGNATURE PAGE FOLLOWS THIS PAGE]

Allan J. Rimland, President, Chief Executive Officer and Chief Financial Officer

ARTICLES OF INCORPORATION

Control Number : 17007236

STATE OF GEORGIA

Secretary of State
Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFIED COPY

I, Brian P. Kemp, the Secretary of State of the State of Georgia, do hereby certify under the seal of my office that the attached documents are true and correct copies of documents filed with the Corporations Division of the Office of the Secretary of State of Georgia under the name of

REGIONAL HEALTH PROPERTIES, INC.
a Domestic Profit Corporation

This certificate is issued pursuant to Title 14 of the Official Code of Georgia Annotated and is prima-facie evidence of the existence or nonexistence of the facts stated herein.

Docket Number	: 15924370
Date Inc/Auth/Filed	: 01/26/2017
Jurisdiction	: Georgia
Print Date	: 09/15/2017
Form Number	: 215

STATE OF GEORGIA 1776

Brian P. Kemp
Secretary of State

Control Number : 17007836

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF INCORPORATION

I, Brian P. Kemp, the Secretary of State and the Corporation Commissioner of the State of Georgia, hereby certify under the seal of my office that

REGIONAL HEALTH PROPERTIES, INC.

a Domestic Profit Corporation

has been duly incorporated under the laws of the State of Georgia on 01/26/2017 by the filing of articles of incorporation in the Office of the Secretary of State and by the paying of fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta
and the State of Georgia on 01/26/2017

STATE OF GEORGIA 1776

Brian P. Kemp
Secretary of State

ARTICLES OF INCORPORATION
OF
REGIONAL HEALTH PROPERTIES, INC.

These Articles of Incorporation are submitted for filing for the purpose of creating and organizing a business corporation pursuant to the applicable provisions of the Georgia Business Corporation Code (as amended from time to time, the "Code").

Article I: Corporate Name

The filing entity being formed is a business corporation. The name of the corporation is Regional Health Properties, Inc. (the "Corporation").

Article II: Corporate Purpose

The Corporation is formed for the purpose of engaging in any lawful business in which a business corporation may engage under the Code.

Article III: Capital Stock

The Corporation shall have the authority to issue one thousand (1,000) shares of common stock, no par value per share.

Article IV: Initial Registered Office and Agent

The initial registered office of the Corporation is located at 2180 Satellite Blvd., Suite 400, Gwinnett County, Duluth, Georgia 30097. The initial registered agent of the Corporation at such office is Corporation Process Company.

Article V: Incorporator

The name and address of the incorporator of the Corporation is Allan J. Rimland, 454 Satellite Blvd. NW, Suite 100, Suwanee, Georgia 30024.

Article VI: Initial Principal Office

The address of the initial principal office of the Corporation is 454 Satellite Blvd. NW, Suite 100, Suwanee, Georgia 30024.

Article VII: Limitation of Director Liability

A director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for an act or omission in the director's capacity as a director, except to the extent the director is found liable for: (i) a breach of the director's duty of loyalty to the Corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the director to the Corporation or an act or omission that involves intentional misconduct or a knowing violation of the law; (iii) improper distribution to shareholders; or (iv) a transaction from which the director received an improper personal benefit.

Article VIII: Indemnification

The Corporation shall indemnify its officers and directors to the fullest extent permitted under the Code. Such indemnification shall not be deemed exclusive of any additional indemnification that the board of directors of the Corporation may deem advisable or of any rights to which those indemnified may otherwise be entitled. The board of directors of the Corporation may determine from time to time whether and to what extent to maintain insurance providing indemnification for officers and directors, and such insurance need not be limited to the Corporation's power of indemnification under the Code.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation on January 26, 2017.

By: Alan J [illegible]

Title: Incorporator

2

Brian P. Kemp
Secretary of State

OFFICE OF SECRETARY OF STATE
CORPORATIONS DIVISION
2 Martin Luther King Jr. Dr. SE
Suite 313 West Tower
Atlanta, Georgia 30334
(404) 656-2817
sos.georgia.gov/corporations

TRANSMITTAL INFORMATION FORM
GEORGIA PROFIT OR NONPROFIT CORPORATION

IMPORTANT: Please provide the entity's primary email address when completing this form

Primary Email Address: L.Vicario@RH-law.com

NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE REMAINDER OF THIS FORM

1 Regional Health Properties, Inc.
Corporate Name Reservation Number (if one has been obtained; if articles are being filed without prior reservation, leave this line blank)

Regional Health Properties, Inc.
Corporate Name (Must exactly as it appears in articles)

2 Lawrence J. Vicario
Name of Person Filing Articles of Incorporation (Certificate will be mailed to this person or email address listed below)

229 Peachtree ST. N.E. Rogers & Hardin LLP
Address

Atlanta | Ga | 30303
City | State | Zip Code

L.Vicario@RH-Law.com | 404 954 7549
Filer's Email Address | Telephone Number

3 Corporation Process Company
Name of Registered Agent in Georgia

2180 Satellite Blvd Suite 400
Registered Office Street Address in Georgia (Post office box or mail drop not acceptable for registered office address)

Duluth | Gwinnett | GA | 30097
City | County | State | Zip Code

SouthTeam2@WoltersKluwer.Com
Registered Agent's Email Address

4. Mail the following items to the Secretary of State at the above address:

1) This transmittal form,
2) The Articles of Incorporation, and
3) Filing fee of $100.00 payable to Secretary of State. Filing fees are non-refundable.

I certify that a Notice of Incorporation or Notice of Intent to Incorporate with a publication fee of $40.00 has been or will be mailed or delivered to the official organ of the county where the initial registered office of the corporation is to be located. (The clerk of superior court can advise you of the official organ in a particular county.) I understand that the information on this form will be entered in the Secretary of State business entity database, and I certify that the above information is true and correct to the best of my knowledge.

Lawrence J. Vicario (signature)
Signature of Authorized Person

1/26/2017
Date

Lawrence J. Vicario
Print name

Brian P. Kemp
Secretary of State

OFFICE OF SECRETARY OF STATE
CORPORATIONS DIVISION
[illegible]

STATEMENT OF CHANGE OF ADDRESS OF REGISTERED OFFICE

Note: This form is to be used only for changing the address of a registered office, and is not to be used for changing the registered agent on file with the Secretary of State for an entity. The filing fee is $5.00 per entity, with a minimum fee of $20.00.

The undersigned registered agent submits this statement for the purpose of changing the address of the registered office for the entity listed below or the entities listed on an attachment to this statement.

1. **Name of Registered Agent:** Corporation Process Company

2. **Entity Information:** ✓ Multiple entities are involved with this change of address. A typed list of the entity names in alphabetical order, control numbers, and entity types are attached.

   Entity Name: ______

   Entity Control Number: ______

   Entity Type (check one only)

   - Domestic Corporation (Profit, Nonprofit or Professional)
   - Foreign Corporation (Profit, Nonprofit or Professional)
   - Domestic Limited Liability Company
   - Foreign Limited Liability Company
   - Domestic Limited Partnership/Limited Liability Limited Partnership
   - Foreign LP/LLLP
   - Foreign Limited Liability Partnership

3. **Current street address and county of registered office:**

   Address: 2180 Satellite Blvd, Suite 400

   City: Duluth County: Gwinnett State: GA Zip Code: 30097

4. **New street address and county of registered office:** email address: [illegible]

   Address: C T Corporation System
   289 S Culver St

   City: Lawrenceville County: Gwinnett State: GA Zip Code: 30046-4805

5. The address of the entity's registered office and the business address of the registered agent, as changed, will be identical.

6. **Statement of notification:** The undersigned certifies that written notice of the registered agent's change of address or a copy of this statement has been delivered or mailed to the above-named entity in accordance with the applicable provisions of the Official Code of Georgia Annotated.

7. I hereby certify under penalty of law that the above information is true and correct.

[illegible]
Signature of Registered Agent

4/26/17
Date

Maria Hauer
Print Name

Asst. Secy.
Title (if signing for an entity)

Form RA-3

STATE OF GEORGIA

2017 Annual Registration

OFFICE OF THE SECRETARY OF STATE
2 Martin Luther King Jr. Dr.
313 West Tower
Atlanta, Georgia 30334

2017 JUL 27 PM 2:11

Information as received as of 7/14/2017

Entity Control No. [illegible] Amount Due $75 Amount Due AFTER April 01, 2017 $[illegible]

REGIONAL HEALTH PROPERTIES, INC.
454 SATELLITE BOULEVARD, SUITE 100
SUWANEE, GA 30024

Each business entity registered or filed with the Office of Secretary of State is required to file an annual registration each year by April 1. Amount due for this entity is indicated above and below on the [illegible] form. Annual registration fee is $75. If amount is more than $50.00, the total reflects amount(s) due [illegible] previous year(s) and any applicable late fee(s). If your annual registration and payment are not postmarked by 04/01/2017, you will be assessed a $25.00 late filing penalty fee. Return completed form to the Secretary of State at the above address.

Entity Name	Address	City	State	Zip
REGIONAL HEALTH PROPERTIES, INC.	454 SATELLITE BOULEVARD, SUITE 100	SUWANEE	GA	30024
AGT: Corporation Process Company	289 S Culver St	Lawrenceville	GA	30046-4805

IF ABOVE INFORMATION HAS CHANGED, TYPE OR PRINT CORRECTIONS BELOW.

Entity Address:				
AGT:				
CEO: Allan J. Rimland	454 Satellite Blvd. Ste. 100	Suwanee	GA	30024
CFO: Allan J. Rimland	454 Satellite Blvd., Ste 100	Suwanee	GA	30024
SEC: Nicole Parker	454 Satellite Blvd., Ste. 100	Suwanee	GA	30024
I CERTIFY THAT I AM AUTHORIZED TO SIGN THIS FORM AND THAT THIS INFORMATION IS TRUE AND CORRECT	P.O. BOX NOT ACCEPTABLE FOR REGISTERED AGENTS ADDRESS	COUNTY OF REGISTERED OFFICE: GWINNETT	COUNTY CHANGE OR CORRECTION:	
AUTHORIZED SIGNATURE: [signature]		Date: 7.17.2017		
PRINT NAME: Nicole Parker				Total Due
Title: [illegible] Secretary	Email: nicole.parker@[illegible].com			$75

For faster processing, we invite you to file your annual registration online with a credit card at [illegible]. Alternatively, you may mail your annual registration fee by submitting the above portion of this form with a check or money order.

[illegible] 2017 Annual Registration

Brian P. Kemp
Secretary of State

OFFICE OF SECRETARY OF STATE
CORPORATIONS DIVISION
2 Martin Luther King Jr. Dr. SE
Suite 313 West Tower
Atlanta, Georgia 30334
(404) 656-2817

MASS REGISTERED AGENT NAME CHANGE

1. Name of Registered Agent on file with the Secretary of State:

   Corporation Process Company

2. Entity Information: Multiple entities are involved with this change. A typed list of the entity names, with corresponding control numbers and entity types, is attached

3. New Name of Registered Agent:

   C T Corporation System

4. I hereby certify, under penalty of law, that the above information is true and correct.

[signature]	7/13/57
Signature of Registered Agent	Date
Marie Hauer on behalf of C T Corporation System	Assistant Secretary
Print Name	Title (if signing for an entity)

Form RA-3

BYLAWS
OF
REGIONAL HEALTH PROPERTIES, INC.

ARTICLE I: OFFICES

Section 1.1. REGISTERED OFFICE. The registered office of Regional Health Properties, Inc. (the "Corporation") shall be located within the State of Georgia as set forth in the Corporation's Articles of Incorporation. The Board of Directors may at any time change the registered office by making the appropriate filing with the Secretary of State.

Section 1.2. PRINCIPAL OFFICE. The principal office of the Corporation shall be at 454 Satellite Blvd. NW. Suite 100, Suwanee, Georgia 30024, provided that the Board of Directors shall have the power to change the location of the principal office.

Section 1.3. OTHER OFFICES. The Corporation may also have other offices at any places, within or without the State of Georgia, as the Board of Directors may designate, or as the business of the Corporation may require or as may be desirable.

Section 1.4. BOOKS AND RECORDS. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

ARTICLE II: SHAREHOLDERS

Section 2.1. PLACE OF MEETING. Meetings of the shareholders shall be held either at the principal office of the Corporation or at any other place, either within or without the State of Georgia, as shall be fixed by the Board of Directors and designated in the notice of the meeting or executed waiver of notice.

Section 2.2. ANNUAL MEETING. An annual meeting of shareholders, for the purpose of electing directors and transacting any other business as may be brought before the meeting shall be held on the date and time set by the Board of Directors and stated in the notice of the meeting.

Failure to hold the annual meeting at the designated time shall not affect the validity of any action taken by the Corporation. If the Board of Directors fails to call the annual meeting, any shareholder may make a demand in writing to any officer of the Corporation that an annual meeting be held.

Section 2.3. SPECIAL SHAREHOLDERS' MEETINGS. Special meetings of the shareholders may be called by the Board of Directors or the President, or upon the demand of the holders of at least twenty-five percent (25%) of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting. The record date for determining which shareholders are entitled to call a special meeting is the date the first shareholder signs the demand for that meeting. In order for the shareholders to demand a special meeting, the

shareholders of the required percentage of shares must sign, date and deliver to the Corporation's Secretary one or more demands, in writing or by electronic transmission, for the meeting, describing the purposes for which the meeting is to be held. Only business within the purpose or purposes described in the notice or executed waiver of notice may be conducted at a special meeting of the shareholders.

Section 2.4. FIXING THE RECORD DATE. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, the record date shall be the date specified by the Board of Directors in the notice of the meeting or if no date is specified, the close of business on the day before the notice of the meeting is mailed to shareholders. If no notice is sent, the record date shall be the date set by the law applying to the type of action to be taken for which a record date must be set. In the case of action by written consent of the shareholders without a meeting, the record date shall be the date the first shareholder signs the written consent.

A record date fixed under this Section may not be more than seventy (70) days before the meeting or action requiring a determination of shareholders. A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date.

Section 2.5. NOTICE OF SHAREHOLDERS' MEETING. Written or printed notice stating the place, date and time of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be given no fewer than ten (10) days nor more than sixty (60) days before the date of the meeting. Notice shall be given personally or by mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each shareholder entitled to vote at the meeting.

If mailed, the notice shall be deemed to be given when deposited in the United States mail addressed to the shareholder at the shareholder's address as it appears on the share transfer records of the Corporation, with postage thereon prepaid.

Any person entitled to notice of a meeting may sign a written waiver of notice either before or after the time of the meeting. The participation or attendance at a meeting of a person entitled to notice constitutes waiver of notice, except where the person attends for the specific purpose of objecting to the lawfulness of the convening of the meeting.

Section 2.6. VOTING LISTS. The officer or agent having charge of the share transfer records for shares of the Corporation shall prepare an alphabetical list of all shareholders entitled to notice of the meeting, arranged by voting group and by class and series of share, with the address of and the number of shares held by each shareholder. The list shall be available for inspection by any shareholder after notice of the meeting is given during regular corporate hours at the principal place of business of the Corporation. The list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the entire meeting.

Section 2.7. QUORUM OF SHAREHOLDERS. A quorum shall be present for action on any matter at a shareholder meeting if a majority of the votes entitled to be cast on the matter by a

voting group are represented at the meeting in person or by proxy. A voting group includes all shares of one or more classes or series that are entitled, by law or the Articles of Incorporation, to vote and to be counted together collectively on a matter at a meeting of shareholders.

Once a quorum for a voting group has been established at a meeting, the shareholders in that voting group represented in person or by proxy at the meeting are deemed present for quorum purposes for the remainder of the meeting and for any adjournment unless:

1. The shareholder attends the meeting solely to object to defective notice or the conduct of the meeting on other grounds and does not vote the shares or take any other action at the meeting.

2. The meeting is adjourned and a new record date is set for the adjourned meeting.

The shareholders in a voting group represented in person or by proxy at a meeting of shareholders, even if not comprising a quorum, may adjourn the meeting as to the voting group until a time and place as may be determined by a vote of the holders of a majority of the shares of the voting group represented in person or by proxy at that meeting. If the meeting is adjourned for more than 120 days after the date fixed for the original meeting, the Board of Directors shall fix a new record date. Notice of the meeting shall be given to the shareholders who are members of the voting group as of the new record date, and a new quorum for the meeting must be established.

Section 2.8. CONDUCT OF MEETINGS. The Board of Directors of the Corporation may adopt by resolution rules and regulations for the conduct of the meeting of the shareholders as it deems appropriate. At every meeting of the shareholders, the President, or in his or her absence or inability to act, the Secretary, or, in his or her absence or inability to act, a director or officer designated by the Board of Directors, shall act as chairman of, and preside at, the meeting. The Secretary or, in his or her absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

The presiding officer shall determine the order of business and, in the absence of a rule adopted by the Board of Directors, shall establish rules for the conduct of the meeting. The presiding officer shall announce the close of the polls for each matter voted upon at the meeting, after which not ballots, proxies, votes, changes or revocations will be accepted. Polls for all matters before the meeting will be deemed to be closed upon final adjournment of the meeting.

Section 2.9. VOTING OF SHARES. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the Articles of Incorporation provides for more or less than one vote per share or limits or denies voting rights to the holders of the shares of any class or series.

If a quorum of a voting group exists, favorable action on a matter, other than the election of Directors, will be approved by a voting group if the votes cast within the group favoring the action exceed the votes cast opposing the action, unless a greater or lesser number of votes is required by law or a greater number of votes is required by the Articles of Incorporation, these Bylaws or a resolution of the Board of Directors requiring receipt of a greater affirmative vote of the shareholders, including more separate voting groups.

Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Shareholders are prohibited from cumulating their votes in any election of directors of the Corporation.

Shares of the Corporation's stock owned by the Corporation itself or by another corporation or entity, the majority of the voting stock or interest of which is owned or controlled by the Corporation, shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time. Nothing in this section shall be construed as limiting the right of the Corporation or any domestic or foreign corporation or other entity to vote shares held or controlled by it in a fiduciary capacity.

Shares owned by another corporation, domestic or foreign, may be voted by any officer, agent, or proxy, or other legal representative authorized to vote such shares under the law of incorporation of such corporation.

Shares registered in the name of a deceased person, a minor ward or a person under legal disability may be voted by his or her administrator, executor, or court appointed guardian, either in person or by proxy without a transfer of such shares into the name of such administrator, executor, or court appointed guardian. Shares registered in the name of a trustee may be voted by him or her, either in person or by proxy. Shares registered in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his or her name if authority to do so is contained in an appropriate court order in which the receiver was appointed.

A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the transferred shares.

Section 2.10. VOTING BY PROXY OR NOMINEE. A shareholder may vote either in person or by proxy executed in writing by the shareholder or his or her attorney-in-fact. An appointment of a proxy is effective when received by the Secretary or other officer or agent authorized by the Corporation to tabulate votes. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest. Proxies coupled with an interest include the appointment as proxy of a pledgee; a person who purchased or agreed to purchase, or owns or holds an option to purchase, the shares; a creditor of the Corporation who extended it credit under terms requiring the appointment; an employee of the Corporation whose employment contract requires the appointment, or a party to a voting agreement created under the Georgia Business Corporation Code.

Section 2.11. ACTION BY SHAREHOLDERS WITHOUT A MEETING. Any action required or permitted to be taken at any annual or special meeting or shareholders may be taken without a meeting if a consent or consents, in writing or signed electronically and setting forth the action so taken, shall have been signed by the shareholders not having less than the minimum number of votes necessary to take the action at a meeting at which all shareholders entitled to vote on the action are present and voting. All voting shareholders on the record date that did not

the President, by the Chairman of the Board, if any, by any two directors, or by one director in the event that there is only one director.

Section 3.8. PARTICIPATION BY REMOTE COMMUNICATION. The Board of Directors may permit any or all directors to participate in any meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is considered to be present in person at the meeting.

Section 3.9. NOTICE OF DIRECTORS' MEETINGS. All special meetings of the Board of Directors shall be held upon forty-eight (48) hours' written notice by mail before the date of the meeting or twenty-four (24) hours' notice delivered personally or by telephone, facsimile, email or other means of electronic transmission to each director, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances, with such notice in each instance to state the date, place and time of such meeting.

Any director entitled to notice of a meeting may sign a written waiver of notice either before or after the time of the meeting. Attendance of a director at any meeting shall constitute a waiver of notice of the meeting, except where the director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

Section 3.10. QUORUM OF DIRECTORS. A majority of the number of directors as fixed in these Bylaws shall constitute a quorum for the transaction of business. The affirmative act of a majority of the directors present at a meeting at which a quorum is present at the time of the act shall be the act of the Board of Directors, unless the act of a greater number is required by law, the Articles of Incorporation or these Bylaws. The directors at a meeting for which a quorum is not present may adjourn the meeting until a time and place as may be determined by a vote of the directors present at that meeting. When a meeting is adjourned, it shall not be necessary to give any notice of the adjourned meeting, or of the business to be transacted at the adjourned meeting, other than by announcement at the meeting at which the adjournment is taken.

Section 3.11. COMPENSATION. Directors shall not receive any stated salary for their services, but by resolution of the Board of Directors a fixed sum and expenses of attendance, if any, may be allowed for attendance at any meeting of the Board of Directors or committee thereof. A director shall not be precluded from serving the Corporation in any other capacity and receiving compensation for services in that capacity.

Section 3.12. ACTION WITHOUT MEETING. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors or any committee may be taken without a meeting if a consent or consents thereto by all of the directors in office, or all the committee members then appointed, is filed in writing or by electronic transmission with the Secretary to be filed with the minutes of the proceedings of the Board of Directors.

Section 3.13. COMMITTEES OF THE BOARD OF DIRECTORS. The Board of Directors, by resolution adopted by a majority, may designate one or more directors to constitute one or

participate in taking the action set out in the consent or consents shall be given written notice of the action not more than ten (10) days after the action is taken.

The action shall be evidenced by one or more written consents that describe the action taken, are signed by shareholders having the requisite votes, bear the date of the signatures of such shareholders, and are delivered to the Corporation for inclusion with the records of meetings within sixty (60) days of the earliest dated consent delivered to the Corporation.

ARTICLE III: DIRECTORS

Section 3.1. POWERS. All corporate power shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors, except such powers expressly conferred upon or reserved to the shareholders, and subject to any limitations set forth by law, by the Articles of Incorporation or by these Bylaws.

Section 3.2. NUMBER OF DIRECTORS. The initial number of directors shall be two, provided that the number may be increased or decreased from time to time by an amendment to these Bylaws or by a resolution adopted by the Board of Directors or by the shareholders. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

Section 3.3. TERM OF OFFICE. At the first annual meeting of shareholders and at each annual meeting thereafter, the holders of shares entitled to vote in the election of directors shall elect directors to hold office until the next succeeding annual meeting.

Section 3.4. VACANCIES. Vacancies and newly created directorships, whether resulting from an increase in the size of the Board of Directors or due to the death, resignation, disqualification or removal of a director or otherwise, may be filled by election at an annual or special meeting of shareholders called for that purpose or may be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office.

Section 3.5. REMOVAL. Any or all of the directors, or a class of directors, may be removed at any time, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of the director or directors, at any meeting of shareholders called expressly for that purpose.

Section 3.6. RESIGNATION. A director may resign at any time by giving written notice to the Board of Directors, its Chairman (if any), or to the President or Secretary of the Corporation. A resignation is effective when the notice is given unless the notice specifies a future date. The pending vacancy may be filled before the effective date, but the successor shall not take office until the effective date.

Section 3.7. MEETINGS OF DIRECTORS. An annual meeting of directors shall be held immediately and without notice after and at the place of the annual meeting of shareholders. Other regular meetings of the directors may be held at such times and places within or outside Georgia as the directors may fix. Special meetings of the Board of Directors may be called by

more committees, to exercise the authority of the Board of Directors to the extent provided in the resolution establishing the committee and permitted by law.

A committee of the Board of Directors does not have the authority to:

1. Approve or propose to shareholders an action that the Georgia Business Corporation Code requires to be approved by shareholders;

2. Fill vacancies on the Board or on any of its committees:

3. Amend the Articles of Incorporation except that a committee may, to the extent authorized in a resolution or resolutions adopted by the Board of Directors, amend the Articles of Incorporation to fix the designations, preferences, limitations, and relative rights of unissued classes or series of shares, or to increase or decrease the number of shares contained in a series of shares but not below the number of such shares then issued;

4. Adopt, amend, or repeal Bylaws; or

5. Approve a plan of merger not requiring shareholder approval.

No committee of the Board of Directors shall have the authority to authorize a distribution or to authorize the issuance of shares of the Corporation unless the resolution designating a particular committee expressly so provides.

The designation of a committee of the Board of Directors and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

ARTICLE IV: OFFICERS

Section 4.1. POSITIONS AND ELECTION. The officers of the Corporation shall be elected by the Board of Directors and shall be a President and a Secretary and any other officers, including assistant officers and agents, as may be deemed necessary by the Board of Directors. Any two or more offices may be held by the same person.

Officers shall be elected annually at the meeting of the Board of Directors held after each annual shareholder's meeting. Each officer shall serve until a successor is elected and qualified or until the death, resignation or removal of that officer. Vacancies or new offices shall be filled at the next regular or special meeting of the Board of Directors.

Section 4.2. REMOVAL. Any officer or agent elected or appointed by the Board of Directors may be removed with or without cause by the affirmative vote of the majority of the Board of Directors. Removal shall be without prejudice to the contract rights, if any, of the officer so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

Any officer or assistant officer appointed by an authorized officer may be removed at any time with or without cause by any officer with authority to appoint such officer of assistant officer.

Section 4.3. POWERS AND DUTIES OF OFFICERS. The powers and duties of the officers of the Corporation shall be as provided from time to time by resolution of the Board of Directors or by direction of an officer authorized by the Board of Directors to prescribe the duties of other officers. In the absence of such resolution, the respective officers shall have the powers and shall discharge the duties customarily and usually held and performed by like officers of corporations similar in organization and business purposes to the Corporation subject to the control of the Board of Directors.

ARTICLE V: INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 5.1. INDEMNIFICATION FOR SUCCESSFUL DEFENSE OF PROCEEDINGS. The Corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party because he or she is or was a director of the Corporation, against reasonable expenses incurred by him or her in connection with the proceeding.

Section 5.2. INDEMNIFICATION FOR OTHER PROCEEDINGS. The Corporation may, to the fullest extent permitted by law, indemnify each person who may serve or who has served at any time as a director or officer of the Corporation or of any of its subsidiaries, or who at the request of the Corporation may serve or at any time has served as a director, officer, administrator or trustee of, or in a similar capacity with, another organization or any employee benefit plan, against all expenses and liabilities, including counsel fees, reasonably incurred by or imposed upon such person in connection with any proceeding in which he may become involved by reason of his serving or having served in such capacity.

The indemnification provided hereunder shall inure to the benefit of the heirs, executors and administrators of a director, officer or other person entitled to indemnification hereunder.

Section 5.3. NON-EXCLUSIVITY OF INDEMNIFICATION RIGHTS. The foregoing rights of indemnification shall be in addition to and not exclusive of any other rights which such director or officer or other person may be entitled to under any agreement with the Corporation or any action taken by the directors or shareholders of the Corporation or otherwise. .

ARTICLE VI: SHARE CERTIFICATES AND TRANSFER

Section 6.1. CERTIFICATES REPRESENTING SHARES. If shares are represented by certificates, each certificate shall, at a minimum, state upon the face thereof:

1. The name of the Corporation and that it is organized under the laws of this State.

2. The name of the person to whom issued.

3. The number and class of shares and the designation of the series, if any, which the certificate represents.

4. A conspicuous statement setting forth restrictions on the transfer of the shares, if any.

The Corporation shall, after the issuance or transfer of uncertificated shares, send to the registered owner of uncertificated shares a written notice containing the information required to be set forth or stated on certificates pursuant to the law of Georgia. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical. No share shall be issued until the consideration therefor, fixed as provided by law, has been fully paid.

Section 6.2. TRANSFERS OF SHARES. Shares of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of shares shall be made on the books of the Corporation only by the holder of record thereof, by such person's attorney lawfully constituted in writing and, in the case of certificated shares, upon the surrender of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued. No transfer of shares shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Section 6.3. REGISTERED SHAREHOLDERS. The Corporation may treat the holder of record of any shares issued by the Corporation as the holder in fact thereof, for purposes of voting those shares, receiving distributions thereon or notices in respect thereof, transferring those shares, exercising rights of dissent with respect to those shares, exercising or waiving any preemptive right with respect to those shares, entering into agreements with respect to those shares in accordance with the laws of Georgia, or giving proxies with respect to those shares.

Neither the Corporation nor any of its officers, directors, employees, or agents shall be liable for regarding that person as the owner of those shares at that time for those purposes, regardless of whether that person possesses a certificate for those shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express notice thereof, except as otherwise provided by law.

Section 6.4. LOST OR REPLACEMENT CERTIFICATES. The Corporation may issue a new certificate for its shares in place of any certificate theretofore issued and alleged by its owner of record or such owner's authorized representative to have been lost, stolen, or destroyed if the Corporation, transfer agent, or registrar is not on notice that such certificate has been acquired by a bona fide purchaser. A replacement certificate may be issued upon such owner's or representative's compliance with all of the following conditions:

1. The owner shall file with the Secretary of the Corporation and the transfer agent or the registrar, if any, a request for the issuance of a new certificate, together with an affidavit in form satisfactory to the Secretary and transfer agent or registrar, if any, setting forth the time, place, and circumstances of the loss;

2. The owner also shall file with the Secretary and the transfer agent or the registrar, if any, a bond with good and sufficient security acceptable to the Secretary and the transfer agent or the registrar, if any, conditioned to indemnify and save harmless the Corporation and the transfer agent or the registrar, if any, from any and all damage, liability, and expense of every nature

whatsoever resulting from the Corporation, the transfer agent, or the registrar issuing a new certificate in place of the one alleged to have been lost, stolen, or destroyed; and

3. The owner shall comply with such other reasonable requirements as the Chairman of the Board, the President, the Secretary, or the Board of Directors and the transfer agent or the registrar, if any, shall deem appropriate under the circumstances.

A new certificate may be issued in lieu of any certificate previously issued that has become defaced or mutilated upon surrender for cancellation of a part of the old certificate sufficient, in the opinion of the Secretary and the transfer agent or the registrar, if any, to identify the owner of the defaced or mutilated certificate, the number of shares represented thereby, and the number of the certificate and its authenticity and to protect the Corporation and the transfer agent or the registrar against loss or liability. When sufficient identification for such defaced or mutilated certificate is lacking, a new certificate may be issued upon compliance with all of the conditions set forth in this Section in connection with the replacement of lost, stolen, or destroyed certificates.

ARTICLE VII: DISTRIBUTIONS

Section 7.1. DECLARATION. The Board of Directors may authorize, and the Corporation may make, distributions to its shareholders in cash, property, or shares of the Corporation to the extent permitted by the Articles of Incorporation, and the Georgia Business Corporation Code.

Section 7.2. FIXING RECORD DATES FOR DIVIDENDS AND DISTRIBUTIONS. For the purpose of determining shareholders entitled to receive a distribution by the Corporation (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, the Board of Directors of the Corporation may, at the time of declaring the dividend or distribution, set a date no more than 60 days prior to the date of the dividend or distribution. If no record date is fixed for the determination of shareholders entitled to receive a distribution (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, the date on which the resolution of the Board of Directors declaring the distribution or share dividend is adopted shall be the record date for the determination of shareholders.

ARTICLE VIII: MISCELLANEOUS

Section 8.1. SEAL. The Corporation may adopt a corporate seal in a form approved by the Board of Directors. The Corporation shall not be required to use the corporate seal and the lack of the corporate seal shall not affect an otherwise valid contract or other instrument executed by the Corporation.

Section 8.2. CHECKS, DRAFTS, ETC. All checks, drafts or other instruments for payment of money or notes of the Corporation shall be signed by an officer or officers or any other person or persons as shall be determined from time to time by resolution of the Board of Directors.

Section 8.3. FISCAL YEAR. The fiscal year of the Corporation shall be as determined by the Board of Directors.

Section 8.4. CONFLICT WITH APPLICABLE LAW OR ARTICLES OF INCORPORATION. These Bylaws are adopted subject to any applicable law and the Articles of Incorporation. Whenever these Bylaws may conflict with any applicable law or the Articles of Incorporation, such conflict shall be resolved in favor of such law or the Articles of Incorporation.

Section 8.5. INVALID PROVISIONS. If any one or more of the provisions of these Bylaws, or the applicability of any provision to a specific situation, shall be held invalid or unenforceable, the provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of these Bylaws and all other applications of any provision shall not be affected thereby.

ARTICLE IX: AMENDMENT OF BYLAWS

These Bylaws may be adopted, altered, amended or repealed by the shareholders or the Board of Directors, but no bylaw adopted by the shareholders may be altered, amended or repealed by the Board of Directors if the Bylaws so provide.

* * * * *

CERTIFICATE OF EXISTENCE

Control Number 17007836

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF EXISTENCE

I, **Brian P. Kemp**, the Secretary of State of the State of Georgia, do hereby certify under the seal of my office that

REGIONAL HEALTH PROPERTIES, INC.
a Domestic Profit Corporation

was formed in the jurisdiction stated below or was authorized to transact business in Georgia on the below date. Said entity is in compliance with the applicable filing and annual registration provisions of Title 14 of the Official Code of Georgia Annotated and has not filed articles of dissolution, certificate of cancellation or any other similar document with the office of the Secretary of State.

This certificate relates only to the legal existence of the above-named entity as of the date issued. It does not certify whether or not a notice of intent to dissolve, an application for withdrawal, a statement of commencement of winding up or any other similar document has been filed or is pending with the Secretary of State.

This certificate is issued pursuant to Title 14 of the Official Code of Georgia Annotated and is prima-facie evidence that said entity is in existence or is authorized to transact business in this state.

Docket Number	14902987
Date Inc/Auth/Filed	01/26/2017
Jurisdiction	Georgia
Print Date	09/15/2017
Form Number	211

Brian P. Kemp
Secretary of State

REGIONAL HEALTH PROPERTIES, INC.
RESOLUTIONS
(Quail Creek Facility – Merger Approval)

Pursuant to Sections 14-2-205 and 14-2-821 of the Georgia Business Corporation Code, the undersigned, being all of the members of the Board of Directors (the "**Board**") of **REGIONAL HEALTH PROPERTIES, INC.**, a Georgia corporation (the "**Corporation**"), hereby consent to and adopt the following resolutions by unanimous written consent (the "**Consent**") in lieu of an organizational meeting and hereby waive any and all rights to notice of the time, place and purpose of such meeting to consider the actions taken herein and hereby direct that this instrument be filed with the minutes of the proceedings of the Board.

WHEREAS, QC Property Holdings, LLC ("**Borrower**"), a subsidiary of the AdCare Health Systems, Inc. ("**ADK**"), owns that certain 118- bed skilled nursing facility commonly known as Quail Creek Nursing Home, located at 13500 Brandon Place, Oklahoma City, Oklahoma (the "**Facility**");

WHEREAS, pursuant to the terms and conditions of that certain Loan and Security Agreement dated as of September 27, 2013, as amended by that certain First Amendment to Loan and Security Agreement, Consent and Release dated December 31, 2015, as further amended by that certain Second Amendment to Loan and Security Agreement dated as of September 19, 2016, as further amended by that certain Third Amendment to Loan and Security Agreement dated as of May 12, 2017, and as further amended by that certain Fourth Amendment to Loan and Security Agreement dated as of August 10, 2017 (as may be further amended, restated or replaced from time to time, the "**Loan Agreement**") between Borrower and Congressional Bank, a Maryland chartered commercial bank ("**Lender**"), Lender has extended to Borrower a loan in the original principal amount of Five Million and no/100 Dollars ($5,000,000.00) (the "Loan").

WHEREAS, Borrower's obligations under the Loan Agreement are guaranteed by ADK under that certain Guaranty dated as of September 27, 2013, in favor of Lender (as the same may be amended, modified, reaffirmed or supplemented from time to time, the "**Guaranty**");

WHEREAS, pursuant to that certain Agreement and Plan of Merger by and among ADK and the Corporation, dated as of July 7, 2017 (the "**Merger Agreement**"), ADK has advised Lender that it intends to merge with and into the Corporation and the Corporation will assume all of ADK's liabilities as a result of the Merger (as such term is defined in the Merger Agreement);

WHEREAS, Lender has requested an amendment to the Guaranty to, among other things, add the Corporation as a guarantor under the Guaranty, the Loan Agreement and all other Loan Documents, subject to the terms and conditions of a Joinder and First Amendment to Guaranty (the "**Joinder**"), the form of which Joinder has been submitted to the Board;

WHEREAS, the Corporation is interested in the operation and success of Borrower and, in view of the inter-company and business relationship among the Corporation and Borrower, it is deemed to be to the direct interest and advantage of the Corporation to execute the Joinder;

NOW, THEREFORE, BE IT RESOLVED, that the Corporation hereby approves of the Joinder, and that that any officer of the Corporation, acting alone, is hereby authorized and directed to execute and deliver the Joinder on behalf of the Corporation, such Joinder to be in the form submitted to the Board and with such changes therein as shall be approved by the officer executing same, his execution thereof to constitute conclusive evidence of his approval of all changes in such Joinder from the form thereof submitted to the Board; and

FURTHER RESOLVED, that from and after the execution and delivery of such Joinder, the officers of the Corporation, individually or collectively, are authorized, empowered and directed to do all such acts and things, and to execute all other documents as may be necessary to carry out and comply with the provisions of such Joinder as executed; and

FURTHER RESOLVED, that the officers of the Corporation, individually or collectively, are authorized, empowered and directed to take all such further action, and to execute and deliver all such further instruments and documents, in the name and on behalf of the Corporation, as in their judgment shall be necessary to carry out the intent and accomplish the purposes of this resolution, and to make effective the documents approved in this resolution; and

FURTHER RESOLVED, that all prior acts and doings of the Directors and officers of the Corporation which are in conformity with the purposes and intent of this resolution and in furtherance of the execution and performance of the documents approved herein, are hereby in all respects ratified, approved and confirmed.

[Signatures of the Board of Directors on following page]

IN WITNESS WHEREOF, the undersigned members of the Board of the Corporation have executed this Consent as of the 19th September, 2017.

BOARD OF DIRECTORS:

MICHAEL J. FOX

THOMAS KNAUP

BRENT MORRISON

ALLAN J. RIMLAND

DAVID A. TENWICK

BRIAN SZAMES

SOLE SHAREHOLDER:

ADCARE HEALTH SYSTEMS, INC.

By: ______________________
Allan J. Rimland, President, CEO and CFO

Form **W-9**
(Rev. December 2014)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
Regional Health Properties, Inc.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only one of the following seven boxes:
☐ Individual/sole proprietor or single-member LLC ☑ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.
☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
Exempt payee code (if any)
Exemption from FATCA reporting code (if any)
(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.)
454 Satellite Boulevard NW, Suite 100

Requester's name and address (optional)

6 City, state, and ZIP code
Suwanee, GA 30024

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number
[ ][ ][ ] – [ ][ ] – [ ][ ][ ][ ]

or

Employer identification number
0 1 – 5 1 6 6 0 4 8

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here Signature of U.S. person ▶ [signature] Date ▶ 4/20/17

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2. Certify that you are not subject to backup withholding, or
3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and
4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting?* on page 2 for further information.